Derivative	12 Months Ended
Dec. 31, 2014
DERIVATIVE [Abstract]
Derivative
23.	DERIVATIVES

In 2013, the Group entered into several foreign currency forward contracts with certain domestic banks to manage foreign exchange rate exposure by fixing the exchange rates of the U.S. dollar to Renminbi at the contract maturity dates. These contracts were entered into specifically in relation to the Group’s various bank borrowings and lendings to (borrowings from) related parties. In 2014, the forward contracts were settled by releasing RMB cash deposits to settle the principal and interest on the related loans. The Group realized a net gain of RMB4.5 million (US$0.7 million) as other income in 2014 (Note 5).